Exhibit 10.4

EIGHTH AMENDMENT

THIS EIGHTH AMENDMENT to the Pledge Agreement (as defined below) (the “Amendment”) is entered into as of February 19, 2025 (the “Effective Date”), by and between Lei Sonny Wang (“Pledgor”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”, and collectively with Pledgor and the Company, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain pledge agreement dated on or around June 1, 2023 (as amended from time to time, the “Pledge Agreement”); and

B. The Parties desire to amend the Pledge Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Pledge Agreement and used herein shall have the meanings given to them in the Pledge Agreement.

2. The definition of “Notes” in the Pledge Agreement shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Tenth Note, Eleventh Note, Twelfth Note, Thirteenth Note, and Fourteenth Note (as defined in this Amendment). “Fourteenth Note” shall mean that certain senior secured promissory note in the principal amount of $206,000.00 issued by the Company to the Holder on or around February 19, 2025.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Pledge Agreement. Except as specifically modified hereby, all of the provisions of the Pledge Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Mast Hill Fund, L.P.

By:		By:
Name:	Lei Sonny Wang, an individual	Name:	Patrick Hassani
		Title:	Chief Investment Officer

NIGHTFOOD HOLDINGS, INC.

By:
Name:	Lei Sonny Wang
Title:	Chief Executive Officer